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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8K-A


                               AMENDMENT TO REPORT


                                 AMENDMENT NO. 1


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                           Date of Report: April 9, 1997


                                 CUBIC CORPORATION
               Exact Name of Registrant as Specified in its Charter


The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K as set forth in the pages attached hereto:


                     ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

                     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          CUBIC CORPORATION


                                          By: /s/ WILLIAM C. STEWART, JR.
                                             ---------------------------------
                                             William C. Stewart, Jr.
                                             Secretary

Dated: May 27, 1997

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        The assets acquired on April 9, 1997, by Cubic (U.K.) Limited, a wholly-owned subsidiary of the Registrant, do not constitute a significant amount of assets. Neither the Registrant's equity in the net book value of such assets nor the amount paid therefor exceed 10% of the total assets of the Registrant and its consolidated subsidiaries. In addition, the business acquired is not a significant business as defined in Regulation S-X, Part 210, Rule 1-02. This event should have been reported under Item 5 -- Other Events.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        a. Financial statements of the business acquired, prepared pursuant to Rule 3.05 of Regulation S-X.

               Because the acquisition identified in Item 2 above was not significant, no financial statements are required.

        b. Pro forma financial information required pursuant to Article 11 of Regulation S-X.

Because the acquisition identified in Item 2 above was not significant, no pro forma financial information is required.